AMENDMENT NO. 4
                                     TO THE
                          COLUMBUS MCKINNON CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN


     Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1989, and as further amended by Amendment Nos. 1-3, in accordance with Section 11.1 of the Plan, as follows:

     1. Section 1.6, entitled "Eligible Employee", is amended effective as of October 1, 1996 by amending Section 1.6(a) thereof to read as follows:

          "(A) IN GENERAL. "ELIGIBLE EMPLOYEE" MEANS ANY EMPLOYEE WHO IS EMPLOYED BY AN EMPLOYER, WHO IS REGULARLY EMPLOYED AT A SITE IN THE UNITED STATES, AND WHO IS:

               (1)  AN OFFICE EMPLOYEE,

               (2) A NONUNION FACTORY EMPLOYEE REGULARLY EMPLOYED AT THE CORPORATION'S TONAWANDA FACILITY, OR

               (3) ANY OTHER NONUNION EMPLOYEE WHO IS COMPENSATED ON THE BASIS OF A REGULAR SALARY AS DISTINGUISHED FROM AN HOURLY WAGE."

         2. Section 1.22, entitled "Fair Market Value", is amended effective as of February 23, 1996 to read as follows:

         "1.22"FAIR MARKET VALUE" MEANS [1] WITH RESPECT TO STOCK THAT IS READILY TRADABLE ON AN NATIONAL SECURITIES EXCHANGE THAT IS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE PRICE OF THE STOCK PREVAILING ON THE EXCHANGE, [2] WITH RESPECT TO STOCK THAT IS READILY TRADABLE ON AN ESTABLISHED SECURITIES MARKET THAT IS NOT AN EXCHANGE, THE OFFERING PRICE FOR THE STOCK AS ESTABLISHED BY CURRENT BID AND ASKED PRICES QUOTED BY PERSONS INDEPENDENT OF THE CORPORATION, AND [3] WITH RESPECT TO STOCK THAT IS NOT READILY TRADABLE ON AN ESTABLISHED SECURITIES MARKET, THE VALUE DETERMINED BY THE COMMITTEE IN ACCORDANCE WITH TREASURY REGULATION SS.54.4975-11(D)(5) AND BASED UPON, AMONG OTHER THINGS, AN EVALUATION PERFORMED NOT LESS FREQUENTLY THAN
         ANNUALLY BY AN INDEPENDENT APPRAISER HAVING EXPERTISE IN RENDERING SUCH EVALUATIONS AS PROVIDED IN SECTION 401(A)(28)(C) OF THE CODE."



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           Page 2 of Amendment No. 4 of Employee Stock Ownership Plan


         3. Section 1.40, entitled "Valuation Date", is amended effective as of October 1, 1996 to read as follows:

"1.40 "VALUATION DATE" MEANS MARCH 31ST AND SEPTEMBER 30TH, EXCEPT THAT FOR THE PURPOSE OF ALLOCATING DIVIDENDS ON STOCK, "VALUATION DATE" SHALL MEAN MARCH 31ST. THE COMMITTEE MAY DESIGNATE ADDITIONAL VALUATION DATES FROM TIME TO TIME IN ORDER TO ASSURE THE ORDERLY ADMINISTRATION OF THE PLAN. THE VALUE OF AN ACCOUNT ON A VALUATION DATE SHALL BE DEEMED TO BE THE VALUE OF THE ACCOUNT ON THE LAST BUSINESS DAY PRECEDING SUCH VALUATION DATE."

         4. Section 6.1, entitled "Vesting and Forfeiture", is amended effective as of February 23, 1996 by amending Section 6.1(c)(4) to read as follows:

            "(4)  VOTING OF ALLOCATED STOCK.  THE COMMITTEE RATHER THAN
         THE PARTICIPANT SHALL DIRECT THE VOTING THE STOCK ALLOCATED TO THE PARTICIPANT'S STOCK ACCOUNT IN ACCORDANCE WITH SECTION 8.5."

         5. Section 7.1, entitled "Time of Distribution", is amended effective as of October 1, 1996 by amending Section 7.1(a) thereof to read as follows:

               "(A) IN GENERAL. IF A PARTICIPANT'S ACCOUNT BALANCE BECOMES DISTRIBUTABLE UNDER SECTION 6.2, DISTRIBUTION OF THE ACCOUNT BALANCE SHALL BE MADE AS SOON AS PRACTICABLE AFTER THE VALUATION DATE NEXT FOLLOWING THE DATE ON WHICH THE PARTICIPANT CEASES TO BE AN EMPLOYEE OR DIES, AND AFTER ALL REQUIREMENTS FOR DISTRIBUTION (INCLUDING THE FILING OF AN APPLICATION FOR DISTRIBUTION) HAVE BEEN MET."

         6. Section 7.1, entitled "Time of Distribution", is amended effective as of October 1, 1996 by amending Section 7.1(d)(2) thereof to read as follows:

                    "(2) DISTRIBUTION WHERE PARTICIPANT FAILS TO CONSENT. IF THE
               PARTICIPANT'S CONSENT IS REQUIRED UNDER THIS SECTION 7.1(d). BUT IS NOT PROVIDED PRIOR TO THE TIME DISTRIBUTION IS TO BE MADE, THE PARTICIPANT SHALL BE DEEMED TO HAVE MADE A REVOCABLE ELECTION TO DEFER THE DISTRIBUTION OF HIS ACCOUNT BALANCE UNTIL HE ATTAINS NORMAL RETIREMENT AGE (SUBJECT TO ANY DIVERSIFICATION ELECTION UNDER SECTION 8.4). THE PARTICIPANT MAY REVOKE THE ELECTION AND REQUEST DISTRIBUTION OF HIS ACCOUNT BALANCE AS OF ANY SUBSEQUENT VALUATION DATE BY FILING A WRITTEN REQUEST WITH THE COMMITTEE AT LEAST 15 DAYS PRIOR TO SUCH VALUATION DATE."



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           Page 3 of Amendment No. 4 of Employee Stock Ownership Plan


         7. Section 7.2, entitled "Form of Distribution", is amended effective as of October 1, 1996 to read as follows:

         "7.2 FORM OF DISTRIBUTION.

              (A)  DISTRIBUTION  OF  STOCK  ACCOUNT.   DISTRIBUTION  OF  A
         PARTICIPANT'S STOCK ACCOUNT SHALL BE MADE IN THE FORM OF STOCK PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE.

              (B) DISTRIBUTION OF NONSTOCK ACCOUNT. DISTRIBUTION OF A PARTICIPANT'S NONSTOCK ACCOUNT SHALL BE MADE IN THE FORM OF A CASH LUMP SUM. NOTWITHSTANDING THE PRECEDING SENTENCE, A PARTICIPANT MAY ELECT TO HAVE HIS NONSTOCK ACCOUNT (OTHER THAN THE PORTION ATTRIBUTABLE TO AN ELECTION TO DIVERSIFY INVESTMENT OF HIS STOCK ACCOUNT MADE PURSUANT TO SECTION 8.4) DISTRIBUTED IN THE FORM OF STOCK PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE.

              (C) IF PUT OPTION IS AVAILABLE. NOTWITHSTANDING SECTION 7.2(a), IF A PARTICIPANT OR BENEFICIARY IS PERMITTED UNDER
         SECTION 8.1 TO EXERCISE A PUT OPTION PRIOR TO THE DISTRIBUTION OF THE STOCK, AND DOES EXERCISE THE PUT OPTION, THE DISTRIBUTION MAY BE IN THE FORM OF CASH AND/OR A PROMISSORY NOTE AS PROVIDED IN
         SECTION 8.1(e)."

         8. Section 8.1, entitled "Distributed Stock Subject to Put Option", is amended effective as of October 1, 1996 by changing the title to "NONTRADED STOCK SUBJECT TO PUT OPTION" and by amending subsection (a) thereof to read as follows:

             "(A) WHEN PUT OPTION IS REQUIRED. SHARES OF STOCK THAT ARE DISTRIBUTED FROM THE PLAN AT A TIME WHEN THE STOCK IS NOT READILY TRADABLE ON AN ESTABLISHED SECURITIES MARKET WITHIN THE MEANING OF
          SECTION 409(h) OF THE CODE SHALL BE SUBJECT TO A PUT OPTION IN ACCORDANCE WITH THIS SECTION 8.1."

         9. Section 8.5, entitled "Voting Rights", is amended effective as of February 23, 1996 to read as follows:

         "8.5 VOTING RIGHTS.

              (A) DIRECTION BY PARTICIPANTS.

                  (1) RIGHT TO DIRECT VOTING. EACH PARTICIPANT SHALL HAVE THE RIGHT TO DIRECT THE TRUSTEE AS TO THE MANNER IN WHICH STOCK ALLOCATED TO THE PARTICIPANT'S STOCK ACCOUNT SHALL BE VOTED.


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           Page 4 of Amendment No. 4 of Employee Stock Ownership Plan



                  (2) VOTING PROCEDURE.  WHENEVER A VOTE BY COMMON  SHAREHOLDERS
         OF THE CORPORATION IS TO BE TAKEN, THE COMMITTEE ACTING THROUGH THE TRUSTEE SHALL FURNISH TO THE PARTICIPANTS THE SAME INFORMATION CONCERNING THE MATTER TO BE VOTED UPON AS THE INFORMATION FURNISHED TO SHAREHOLDERS GENERALLY. THE TRUSTEE SHALL TAKE SUCH STEPS AS MAY BE NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES TO ASSURE THAT SUCH INFORMATION IS DISTRIBUTED TO PARTICIPANTS IN A TIMELY AND CONVENIENT MANNER, AND THAT THE VOTING DIRECTIONS OF THE PARTICIPANTS REMAIN CONFIDENTIAL.

                  (3) BENEFICIARIES. THE BENEFICIARY OF A DECEASED PARTICIPANT WHO HAS STOCK ALLOCATED TO A STOCK ACCOUNT SHALL BE TREATED IN THE SAME MANNER AS A PARTICIPANT FOR PURPOSES OF THIS SECTION 8.5.

         (B) DIRECTION BY COMMITTEE. THE COMMITTEE SHALL DIRECT THE TRUSTEE AS TO THE MANNER IN WHICH THE FOLLOWING DESCRIBED STOCK SHALL BE
     VOTED:

                  (1) UNALLOCATED STOCK. STOCK HELD UNALLOCATED IN THE LOAN SUSPENSE ACCOUNT,

                  (2) STOCK SUBJECT TO FORFEITURE. STOCK ALLOCATED TO A PARTICIPANT'S STOCK ACCOUNT THAT HAS BECOME SUBJECT TO FORFEITURE
         IN ACCORDANCE WITH SECTION 6.1,

                  (3) NO VOTING DIRECTIONS. STOCK ALLOCATED TO A PARTICIPANT'S STOCK ACCOUNT FOR WHICH THE PARTICIPANT FAILS TO GIVE TIMELY VOTING DIRECTIONS TO THE TRUSTEE.

              (C) VOTING BY TRUSTEE. STOCK HELD IN THE TRUST SHALL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH SECTION 8.5(a) OR SECTION 8.5(B), AS APPLICABLE. IN THE EVENT THAT THE PARTICIPANT AND/OR COMMITTEE BOTH FAIL TO PROVIDE THE TRUSTEE WITH TIMELY DIRECTIONS CONCERNING THE VOTING OF STOCK, THE TRUSTEE SHALL VOTE THE STOCK IN THE MANNER DETERMINED BY THE TRUSTEE. THE TRUSTEE SHALL REMAIN SUBJECT TO APPLICABLE ERISA FIDUCIARY STANDARDS IN VOTING STOCK REGARDLESS OF WHETHER THE VOTING IS DIRECTED BY THE PARTICIPANTS, THE COMMITTEE, OR THE TRUSTEE."

     10.  Section  9.1,  entitled   "Establishment  of  Trust",  is  amended
effective as of February 23, 1996 by amending Sections 9.1(b)(2) and 9.1(b)(3) thereof to read as follows:

                 "(2)  PURCHASES  OF  STOCK.  CONTRIBUTIONS  (AND  OTHER  TRUST



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           Page 5 of Amendment No. 4 of Employee Stock Ownership Plan


         ASSETS) MAY BE USED TO ACQUIRE STOCK FROM ANY CORPORATION SHAREHOLDER OR FROM THE CORPORATION. PURCHASES OF STOCK BY THE TRUSTEE SHALL BE MADE ONLY AS DIRECTED BY THE COMMITTEE. PURCHASES OF STOCK SHALL BE MADE AT NO MORE THAN FAIR MARKET VALUE DETERMINED AS OF THE DATE OF THE TRANSACTION.

                   3) SALES OF STOCK. THE COMMITTEE MAY DIRECT THE TRUSTEE TO SELL SHARES OF CORPORATION STOCK TO ANY PERSON (INCLUDING THE CORPORATION), PROVIDED THAT ANY SUCH SALE MUST BE AT A PRICE NOT LESS FAVORABLE TO THE PLAN THAN FAIR MARKET VALUE AS OF THE DATE OF THE SALE. STOCK PURCHASED WITH THE PROCEEDS OF AN EXEMPT LOAN SHALL NOT BE SOLD BY THE TRUSTEE UNLESS A DETERMINATION HAS BEEN MADE THAT THE SALE OF THE STOCK WILL NOT CAUSE THE EXEMPT LOAN INCURRED TO PURCHASE THE STOCK TO BE OTHER THAN PRIMARILY FOR THE BENEFIT OF THE PARTICIPANTS AND THEIR BENEFICIARIES."

                  IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 30th day of September, 1996.

                                                 COLUMBUS McKINNON CORPORATION

ATTEST: /s/ LOIS H. DEMLER                      /s/ ROBERT L. MONTGOMERY, JR.
        ------------------                      -----------------------------
            LOIS H. DEMLER                      By  ROBERT L. MONTGOMERY, JR.


                                                 Title  EXECUTIVE VICE PRESIDENT


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